FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
Supplement to Prospectus and Statement of Additional Information, as appropriate, dated April 30, 1999



I. At the June 30, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

                     (1)   Elected seven Directors.

(2) Ratified the selection of the Fund's independent auditors.



II. The meeting was adjourned to September 10, 1999, 2:00 p.m., (Eastern time), at 2800 Corporate Drive, Pittsburgh, PA 15237-7000 with respect to the following proposals. Unless shareholders are notified otherwise, these changes will take effect on September 13, 1999.

(3) To make changes to the Fund's fundamental investment policies and limitations:

(a) To amend the Fund's fundamental investment limitation regarding diversification to read as follows:

     "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

(b) To amend the Fund's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

     "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

(c) To amend the Fund's fundamental investment limitation regarding investments in real estate to read as follows:

     "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

(d) To amend the Fund's fundamental investment limitation regarding investments in commodities to read as follows:

     "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

(e) To amend the Fund's fundamental investment limitation regarding underwriting securities to read as follows:

     "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

(f) To amend the Fund's fundamental investment limitation regarding lending by the Fund to read as follows:

     "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

(g) To amend the Fund's fundamental investment policy regarding permissible investments to read as follows:

     "Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. government securities and adjustable and floating rate mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities."

(h) To amend, and to make non-fundamental, the Fund's fundamental investment limitation regarding buying securities on margin to read as follows:

     "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

(i) To amend, and to make non-fundamental, the Fund's fundamental investment limitation regarding pledging assets to read as follows:

     "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

(j) To eliminate the Fund's fundamental limitation on investing restricted securities and to amend, and to make non-fundamental, the Fund's fundamental investment limitation regarding investing in illiquid securities to read as follows:

     "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets."

(k) To amend, and to make non-fundamental, the Fund's fundamental investment limitation regarding investing in other investment companies to read as follows:

     "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser."

(l) To make non-fundamental the Fund's fundamental investment policy regarding collateralized mortgage obligations;

(m) To make non-fundamental the Fund's fundamental investment policy regarding dollar roll transactions;

(n) To make non-fundamental the Fund's fundamental investment policies regarding securities lending activities;

(o) To make non-fundamental the Fund's fundamental investment policies regarding repurchase agreement transactions;

(p) To make non-fundamental the Fund's fundamental investment policy regarding reverse repurchase agreements;

(q) To make non-fundamental the Fund's fundamental investment policy regarding investments in stripped mortgage securities;

(r) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding when-issued and delayed delivery transactions to read as follows:

     "The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for investment leverage. Liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. Segregated assets are marked to market daily and sufficient assets are maintained until the transaction is settled."

(4) To remove certain of the Fund's fundamental investment policies:

(a) To eliminate the Fund's fundamental investment policy on investing in oil, gas and minerals;

(b) To eliminate the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Board members;

(c) To eliminate the Fund's fundamental investment policy on investing in securities of new issuers;

(d) To eliminate the Fund's fundamental investment policy on selling securities short;

(e) To eliminate the Fund's fundamental investment policy regarding trading portfolio securities; and

(f) To eliminate the Fund's fundamental investment policy regarding temporary investments.

(5) To approve amendments to the Fund's Articles of Incorporation to require the approval of a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation.

III. The following actions have been taken by the Board of Directors with regard to non-fundamental investment policies:

(1) Approved the elimination of the following undertakings of the Fund:

(a) The Fund does not expect to pledge securities or invest in stock of closed-end investment companies during the coming year.

(b) The Fund does not expect to borrow money or sell securities short in an amount exceeding 5% of the value of its net assets during the coming fiscal year.

(2) Approved the elimination of the Fund's non-fundamental investment limitation that provides that, to the extent that investments in temporary investments are not for defensive purposes, the Fund intends to limit its investment in these securities to 20% of its total assets.



                                                                   June 30, 1999



[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 314072109
G02619-03 (6/99)